UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Item 4.02 Nonreliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 22, 2023, Marathon Digital Holdings, Inc. (the “Company”) received a comment letter from the Corporation Finance Staff of the Securities and Exchange Commission relating to, among other things, certain accounting matters as described further below.

On February 27, 2023, the Company’s Audit Committee of the Board of Directors, after consultation with Marcum LLP, the Company’s independent auditor, concluded that due to certain accounting errors, as described below, the previously issued audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the previously issued unaudited condensed consolidated financial statements for the interim periods in 2022 and 2021 as contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2021 and 2022, June 30, 2021 and 2022 and September 30, 2021 and 2022 (the “Impacted Financial Statements”) should no longer be relied upon. Similarly, related earnings releases and other financial communications for these periods should no longer be relied upon. The Company intends to correct the errors and will be restating the Impacted Financial Statements.

Management and the Audit Committee have discussed these matters with Marcum LLP.

As a result of receiving the SEC comments on February 22, 2023 and the Audit Committee’s determination to restate the Impacted Financial Statements, the Company is unable to complete and file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“2022 Form 10-K”) and to make the required corrections to its financials and accompanying disclosures for the Impacted Financial Statements by the filing deadline for the Company’s 2022 Form 10-K of March 1, 2023. The Company expects to file a Form 12b-25 with the SEC indicating that the Company intends to file its 2022 Form 10-K on or before the fifteenth calendar day following the prescribed due date.

Among the restatement issues are:

Impairment of digital assets: The Company’s digital assets (bitcoin) are indefinite lived intangible assets within the scope of FASB ASC 350 – Intangible Assets Goodwill and Other (“ASC 350”) and as such, are subject to impairment testing on an annual basis or more frequently if events or changes in circumstances indicate it is more likely than not that the asset is impaired in accordance with ASC 350-30-35-18.

The Company recently determined that its method of calculating impairment on a daily basis using a standard cutoff time was not in compliance with the ASC 350-30-35-19 requirement to recognize impairment whenever carrying value exceeds fair value, which effectively calls for the intraday low price to be utilized in calculating impairment whenever events or changes in circumstances indicate it is more likely than not that the asset is impaired.

Operation of a bitcoin mining pool that included third party participants: In late 2021 and early 2022, the Company operated a bitcoin mining pool that included a small number of unrelated third-party participants. The Company accounts for revenues based on ASC Topic 606, Revenue from Contracts with Customers (ASC “606”) and had determined that in its capacity as the operator of a mining pool that included third parties, it acted as an agent. As a result, the Company recorded revenues on a net basis, subtracting any revenue allocated to the third-party pool participants from its revenue as the operator of the pool.

The Company recently determined that its assessment that it acted as an Agent in operating the third-party mining pool was incorrect and that it should have concluded that it was acting as a principal in its capacity as the pool operator. The effect of this change from Agent to Principal is that the Company should have recorded revenue from the pool on a gross basis with an offsetting cost of revenue to reflect amounts allocated to third party participants.

The Company estimates that both its revenues and its cost of revenues for the year ended December 31, 2021 were understated due to the “net” vs. “gross” presentation of revenues in its financial statements. As a result, both revenues and cost of revenues, energy, hosting and other are expected to increase upon completion of this restatement for 2021. There will also be minor increases to revenues and cost of revenues, energy, hosting and other in previously issued interim financial statements in both 2021 and 2022. The restatement of the Impacted Financial Statements is not expected to have any impact on total margin, operating income or net income in 2021 or in any of the interim periods in 2021 or 2022. The Company no longer operates a pool that includes third parties.

The information set forth herein solely refers to restatement issues in the Impacted Financial Statements and does not reflect any changes in accounting policy.

Item 9.01 Exhibits

104	Inline XBRL

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrants ability to complete the restatement and correction of the accounting errors described in this Current Report on Form 8-K, the Registrant’s ability to file its 2022 Form 10-K within fifteen days of its due date, the Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2023

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Fred Thiel
Name:	Fred Thiel
Title:	Chief Executive Officer